Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the common units beneficially owned by each of them, of Electro Rent Corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 6th day of June, 2016.

ELECOR INTERMEDIATE HOLDING II CORPORATION

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

ELECOR INTERMEDIATE HOLDING CORPORATION

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

ELECOR HOLDING CORPORATION

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PLATINUM EQUITY CAPITAL PARTNERS III, L.P.

By:	Platinum Equity Partners III, LLC, its general partner
By:	Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PLATINUM EQUITY PARTNERS III, LLC

By:	Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS III, LLC

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PLATINUM EQUITY, LLC

By:	/s/ Eva Kalawski
Name:	Eva M. Kalawski
Title:	Executive Vice President, General Counsel and Secretary

Tom Gores

/s/ Mary Ann Sigler
Mary Ann Sigler, Attorney-in-Fact for Tom Gores